Exhibit 10.3

Execution Version

JOINDER AGREEMENT

DATED AS OF APRIL 10, 2015

TO THE AMENDED AND RESTATED

CREDIT AGREEMENT DATED MARCH 31, 2014

among

VML US FINANCE LLC,

as the Borrower,

GOLDMAN SACHS (ASIA) L.L.C., GOLDMAN SACHS BANK USA, BARCLAYS

BANK PLC, BANCO NACIONAL ULTRAMARINO, S.A., THE BANK OF NOVA

SCOTIA, BANK OF AMERICA N.A., BANK OF CHINA LIMITED, MACAU

BRANCH, INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU)

LIMITED, CHINA CONSTRUCTION BANK CORPORATION MACAU BRANCH,

BANK OF COMMUNICATIONS CO., LTD. MACAU BRANCH, SUMITOMO

MITSUI BANKING CORPORATION, OVERSEA-CHINESE BANKING

CORPORATION LIMITED, WING LUNG BANK LTD., MACAU BRANCH, DBS

BANK LTD. and UNITED OVERSEAS BANK LIMITED,

as Global Coordinators and Lead Arrangers,

CITIBANK, N.A., HONG KONG BRANCH and BNP PARIBAS HONG KONG

BRANCH,

as Managers,

and

BANK OF CHINA LIMITED, MACAU BRANCH,

as Administrative Agent

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of April 10, 2015 (this “Agreement”), by and among Goldman Sachs (Asia) L.L.C., Goldman Sachs Bank USA, Barclays Bank PLC, Banco Nacional Ultramarino, S.A., The Bank of Nova Scotia, Bank of America N.A., Bank of China Limited, Macau Branch, Industrial and Commercial Bank of China (Macau) Limited, China Construction Bank Corporation Macau Branch, Bank of Communications Co., Ltd. Macau Branch, Sumitomo Mitsui Banking Corporation, Oversea-Chinese Banking Corporation Limited, Wing Lung Bank Ltd., Macau Branch, DBS Bank Ltd., United Overseas Bank Limited, Citibank, N.A., Hong Kong Branch and BNP Paribas Hong Kong Branch (each a “New Lender” and collectively the “New Lenders”), VML US Finance LLC, a Delaware limited liability company (“Borrower”), and Bank of China Limited, Macau Branch (“BOC”), as administrative agent for the Lenders (as defined below) and the New Lenders (in such capacity, “Administrative Agent”), under the Credit Agreement referred to below.

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, Venetian Macau Limited, a Macau corporation (the “Company”), the Administrative Agent, each of Goldman Sachs (Asia) L.L.C., Barclays Bank PLC, Banco Nacional Ultramarino, S.A., Bank of America, N.A., BOC, BNP Paribas Hong Kong Branch, Citigroup Global Markets Asia Limited, Citibank, N.A., Hong Kong Branch, Crédit Agricole Corporate and Investment Bank, DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, Oversea-Chinese Banking Corporation Limited, Sumitomo Mitsui Banking Corporation and United Overseas Bank Limited, as global coordinators and bookrunners for the Term Loan Facility and Revolving Credit Facility and as co-syndication agents for the Term Loan Lenders and Revolving Loan Lenders (the “Co-Syndication Agents”), The Bank of Nova Scotia and Wing Lung Bank Ltd., Macau Branch, as lead arrangers for the Term Loan Facility and Revolving Credit Facility, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Lenders”); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may increase the existing Revolving Loan Commitments and/or establish New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders and/or New Revolving Loan Lenders, as applicable.

WHEREAS, each New Lender party hereto and making a commitment hereunder was immediately prior to the date hereof and remains a Lender under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Lender party hereto hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement (this “Agreement”); (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each New Lender hereby agrees to make its Commitment on the following terms and conditions:

1.	Applicable Margin. The Applicable Margin for each Series A New Term Loan shall mean, as of any date of determination, a percentage per annum as set forth below:

Series A New Term Loans[1]
Consolidated Leverage Ratio	HIBOR Rate Loans	Eurodollar Rate Loans	Base Rate Loans
Greater than 2.5:1.0	2.125%	2.125%	1.125%
Greater than 2.25:1.0 but less than or equal to 2.5:1.0	2.000%	2.000%	1.000%
Greater than 2.0:1.0 but less than or equal to 2.25:1.0	1.875%	1.875%	0.875%
Greater than 1.75:1.0 but less than or equal to 2.0:1.0	1.750%	1.750%	0.750%
Greater than 1.5:1.0 but less than or equal to 1.75:1.0	1.625%	1.625%	0.625%
Greater than 1.25:1.0 but less than or equal to 1.5:1.0	1.500%	1.500%	0.500%
Greater than 1.0:1.0 but less than or equal to 1.25:1.0	1.375%	1.375%	0.375%
Less than or equal to 1.0:1.0	1.250%	1.250%	0.250%

[1]

The Consolidated Leverage Ratio used to compute the Applicable Margin shall be determined as provided in the last paragraph of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement.

2.

Principal Payments. The Borrower shall make principal payments on the Series A New Term Loans in the relevant currency in installments on each Quarterly Date set forth below in the aggregate amount equal to the percentage of the initial aggregate principal amount of the Series A New Term Loans set forth below:

(A) Payment Date	(B) Scheduled Repayment of Series A New Term Loans
June 30, 2018	2.50%
September 30, 2018	2.50%
December 31, 2018	2.50%
March 31, 2019	2.50%
June 30, 2019	5.00%
September 30, 2019	5.00%

(A) Payment Date	(B) Scheduled Repayment of Series A New Term Loans
December 31, 2019	5.00%
March 31, 2020	5.00%
June 30, 2020	12.00%
September 30, 2020	12.00%
December 31, 2020	12.00%
New Term Loan Maturity Date (March 30, 2021)	34.00%

TOTAL	100%

3.

Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Series A New Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Series A New Term Loans in accordance with Section 2.4 of the Credit Agreement; provided, that the final installment payable by Borrower in respect of the Series A New Term Loans on the New Term Loan Maturity Date shall be in an amount, if such amount is different from the amount specified above, sufficient to repay all amounts owing by Borrower under the Credit Agreement with respect to the Series A New Term Loans.

4.

Upfront Fees. Borrower agrees to pay each New Lender an upfront fee on the Series A New Term Loan Increased Amount Date (as defined below) in the amount set forth opposite the name of such New Lender on Schedule B annexed hereto

5.	Proposed Borrowing. This Agreement represents Borrower’s request to borrow Series A New Term Loans from the New Term Loan Lenders as follows (the “Proposed Borrowing”):

a.

Business Day of Proposed Borrowing: The date (the “Series A New Term Loan Increased Amount Date”) that is the Increased Amount Date specified in the notice in respect of the Series A New Term Loans delivered by the Borrower to the Administrative Agent and the Co-Syndication Agents pursuant to subsection 2.9A of the Credit Agreement.

b.	Total Amount of Proposed Borrowing: $1,000,000,000

c.	Interest rate option:

☐ a.	Base Rate Loan(s)

☐ b.	Eurodollar Rate Loans with an initial Interest Period of month(s)

☐ c.	HIBOR Rate Loans with an initial Interest Period of month(s)

The Administrative Agent agrees that the Series A New Term Loan Increased Amount Date may be less than ten (10) Business Days (but not less than seven (7) Business Days) after the date on which notice in respect of the Series A New Term Loans pursuant to subsection 2.9A of the Credit Agreement is delivered to the Administrative Agent and the Co-Syndication Agents.

The Administrative Agent further agrees that the Borrowing Notice in respect of the Series A New Term Loans may be delivered by the Borrower to the Administrative Agent less than five (5) Business Days (but not less than four (4) Business Days) before the Series A New Term Loan Increased Amount Date.

6.	Other Terms.

a.	The New Term Loan Maturity Date of the Series A New Term Loans shall be March 30, 2021.

b.

The obligation of the New Term Loan Lenders to fund Series A New Term Loans on the Series A New Term Loan Increased Amount Date shall be subject to (i) the Administrative Agent’s receipt of a certificate of the Borrower certifying that the Company has received all regulatory approvals from the government of Macau SAR required in respect of the issuance of the Series A New Term Loans and (ii) the execution and delivery by the Guarantors of the reaffirmation of the Guaranty and all amendments to the Foreign Security Agreements required by the Administrative Agent in respect of the issuance of the Series A New Term Loans and set forth in Schedule C annexed hereto.

c.	Each New Term Loan Lender agrees to fund its Commitment on the Series A New Term Loan Increased Amount Date subject to the conditions of this Agreement.

7.	Credit Agreement Governs. Except as set forth in this Agreement, Series A New Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

[2]	To be completed in the Borrowing Notice in respect of the Series A New Term Loans.

8.	Certifications. By its execution of this Agreement, the Borrower and the Company hereby certify that:

i.

The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on the Business Day of Proposed Borrowing as set forth above to the same extent as though made on and as of the date hereof and on the Business Day of Proposed Borrowing as set forth above, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

iii.	No order, judgment or decree of any court, arbitrator or Governmental Instrumentality shall purport to enjoin or restrain any Lender from making the Series A New Term Loan; and

iv.

The making of the Loans requested on the date hereof does not violate any law applicable to the Loan Parties or Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

9.	Covenants. By its execution of this Agreement, the Borrower hereby covenants that:

i.	The Borrower shall make any payments required pursuant to Sections 2.6(D) and 2.7 of the Credit Agreement in connection with the Proposed Borrowing contemplated hereby;

ii.	The Borrower shall deliver or cause to be delivered documents reasonably requested by Administrative Agent in connection with this Agreement; and

iii.

Set forth on the attached Officers’ Certificate are the calculations (in reasonable detail) demonstrating compliance with the financial tests described in subsection 2.9B(2) and subsection 7.6 of the Credit Agreement after giving effect to the Proposed Borrowing contemplated hereby.

10.	Eligible Assignee. By its execution of this Agreement, each New Term Loan Lender represents and warrants that it is an Eligible Assignee.

11.

Notice. For purposes of the Credit Agreement, the initial notice address of each New Term Loan Lender, if not already included in or if different from Schedule 10.9 to the Credit Agreement, shall be as set forth below its signature below.

12.

Tax Information. For each New Term Loan Lender delivered herewith to Administrative Agent are such properly completed and executed documentation prescribed by applicable law and such other information with respect to Included Taxes as such New Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.7(C)(vii) of the Credit Agreement.

13.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Series A New Term Loans made by New Term Loan Lenders in the Register.

14.

Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

15.

Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

16.

GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING §5-1401 OF THE GENERAL OBLIGATIONS LAW OF STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

17.

Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

18.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

19.

Amendment of the Credit Agreement. Each of the Administrative Agent and the Co-Syndication Agents party hereto deem it necessary and appropriate that Sections 1, 2, 3, 5 and 6 of this Agreement amend the Credit Agreement and the other Loan Documents in order to effect the provisions of such Sections in accordance with subsection 2.9 of the Credit Agreement. This Agreement shall be deemed a Loan Document for all purposes under the Credit Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Bank of China Limited, Macau Branch

By:	/s/ WONG IAO KUN
Name:	Wong Iao Kun
Title:	Deputy Director of Credit Administration Department

Notice Address: Avenida Doutor Mario Soares, no.323, 13/F, Bank of China Building Macau Attention: Jade Gan / Iris Ielong Telephone: (853) 8792 1661 / 1682 Facsimile: (853) 8792 1659 / 0308

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Industrial and Commercial Bank of China (Macau) Limited

By:	/s/ CHAN KAM LUN / YANG PENG
Name:	Chan Kam Lun / Yang Peng
Title:	Chief Consumer Banking Officer / General Manager

Notice Address: 18/F, ICBC Tower, Macau Landmark 555 Avenida de Amizade, Macau Attention: Linda Chan / Selene Ren Telephone: 83982452 / 83982499 Facsimile: 28584496

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

China Construction Bank Corporation Macau Branch

By:	/s/ WADE HOU
Name:	Wade Hou
Title:	General Manager

Notice Address: 5/F, Circle Square, 61 Avenida de Almeida Ribeiro, Macau Attention: Alex Ng / Mandy Kuong Telephone: (853) 8291 1814 / 1825 Facsimile: (853) 8291 1839 / 1880

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Bank of Communications Co., Ltd. Macau Branch

By:	/s/ WU YE / LENG SAN
Name:	Wu Ye / Leng San
Title:	General Manager / Head of Management Department

Notice Address: 16/F, AIA Tower, No. 251A-301, Avenida Comercial de Macau Attention: Telephone: Facsimile:

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Banco Nacional Ultramarino, S.A.

By:	/s/ TOU KEI SAN / LEANDRO RODRIGUES DA GRACA SILVA
Name:	Tou Kei San / Leandro Rodrigues da Graca Silva
Title:	General Manager / Executive Director

Notice Address: No.22, Avenida de Almeida Ribeiro, Macau Attention: Violet Choi Telephone: (853) 8398 9106 Facsimile: (853) 2835 6867

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Oversea-Chinese Banking Corporation Limited

By:	/s/ CHEOK KEE HOCK RICHARD
Name:	Cheok Kee Hock Richard
Title:	Head, Real Estate

Notice Address: 65 Chulia Street, #10-00 OCBC Centre, Singapore 049513 Attention: Telephone: Facsimile:

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Sumitomo Mitsui Banking Corporation

By:	/s/ WILLIAM G. KARL
Name:	William G. Karl
Title:	Executive Officer

Notice Address: 277 Park Avenue New York, NY 10172 Attention: John Corrigan Telephone: 212-224-4735 Facsimile: 212-224-4887

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Wing Lung Bank Ltd., Macau Branch

By:	/s/ WONG WAH CHUEN
Name:	Wong Wah Chuen
Title:	Deputy General Manager

Notice Address:

Unit 18 F-J

Finance and IT Centre of Macau

Nam Van Lake, Quarteirao 5, Lote A,

Macau

Attention: Charlie Chen / Philip Deng

Telephone: (853) 2888 8111, Ext. 3801

Facsimile: (853) 2875 0933

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Bank of America N.A.

By:	/s/ JOYCE Y. CHAN
Name:	Joyce Y. Chan
Title:	Director

Notice Address: 52/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong Attention: Elena Ng Telephone: 852-3508-2094 Facsimile: 852-3508-2914

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

DBS Bank Ltd.

By:	/s/ YEO KIA CHIAK
Name:	Yeo Kia Chiak
Title:	Vice President

Notice Address: 12 Marina Boulevard, Marina Bay Financial Centre Tower 3, Level 46, Singapore 018982 Attention: Max Lim / Diana Tay Telephone: +65 6878 6490 / 2108 Facsimile: +65 6324 4127

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

United Overseas Bank Limited

By:	/s/ LIM CHIN HONG
Name:	Lim Chin Hong
Title:	Executive Director Corporate Banking Singapore

Notice Address: 1 Raffles Place #23-61 One Raffles Place Tower 2 Singapore 048616 Attention: Telephone: Facsimile:

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

The Bank of Nova Scotia

By:	/s/ DIANE EMANUEL
Name:	Diane Emanuel
Title:	Managing Director

Notice Address: 720 King Street West, Toronto, Ontario, Canada M5V2T3 Attention: Telephone: Facsimile: 212-225-5708

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Barclays Bank PLC

By:	/s/ JAMES NAGAYA
Name:	James Nagaya
Title:	Director

Notice Address: 5 The North Colonnade, Canary Wharf, London E14 4BB Attention: Mark Pope Telephone: +44(0) 207 773 2190 Facsimile: +44(0) 207 773 1840

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Goldman Sachs Bank USA

By:	/s/ REBECCA KRATZ
Name:	Rebecca Kratz
Title:	Authorized Signatory

Notice Address: 200 West Street, New York, NY 10282-2198 Attention: Michelle Latzoni Telephone: 212-934-3921 Facsimile: 917-977-3966

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Goldman Sachs (Asia) L.L.C.

By:	/s/ NELSON LO
Name:	Nelson Lo
Title:	Managing Director

Notice Address: 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong Attention: Asia Loan Servicing Telephone: Facsimile: 917-977-3915

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

BNP Paribas Hong Kong Branch

By:	/s/ PAUL YANG / MARY HSE
Name:	Paul Yang / Mary Hse
Title:	Head of Greater China & Chief Executive Officer HK / Managing Director, Senior Banker, Coverage, HK Investment Banking Asia-Pacific

Notice Address: 63/F., Two International Finance Centre 8 Finance Street, Central, Hong Kong Attention: Joshua Lau Telephone: 2909 8722 Facsimile: 2970 0296

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

Citibank, N.A., Hong Kong Branch

By:	/s/ WILLIAM CHU
Name:	William Chu
Title:	Director

Notice Address: 44th Floor Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong Attention: William Chu Telephone: (852) 2868 8005 Facsimile: (852) 3009 0309

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April 10, 2015.

VML US FINANCE LLC

By:	/s/ TOH HUP HOCK
Name:	Toh Hup Hock
Title:	Borrower Designated Officer

Consented to by:

BANK OF CHINA LIMITED, MACAU BRANCH, as Administrative Agent

By:	/s/ WONG IAO KUN
Name:	Wong Iao Kun
Title:	Deputy Director of Credit Administration Department

SCHEDULE A

TO JOINDER AGREEMENT

Name of New Lender	Type of Commitment	Amount in USD	Amount in HKD	Amount in MOP	Amount in USD Equivalent[3]
Bank of China Limited, Macau Branch	New Term Loan Commitment	—	—	1,157,477,000	145,000,000
Industrial and Commercial Bank of China (Macau) Limited	New Term Loan Commitment	—	1,123,764,500	—	145,000,000
China Construction Bank Corporation Macau Branch	New Term Loan Commitment	—	968,762,500	—	125,000,000
Bank of Communications Co., Ltd. Macau Branch	New Term Loan Commitment	—	697,509,000	—	90,000,000
Banco Nacional Ultramarino, S.A.	New Term Loan Commitment	—	310,004,000	319,304,000	80,000,000
Oversea-Chinese Banking Corporation Limited	New Term Loan Commitment	65,000,000	—	—	65,000,000
Sumitomo Mitsui Banking Corporation	New Term Loan Commitment	65,000,000	—	—	65,000,000
Wing Lung Bank Ltd., Macau Branch	New Term Loan Commitment	—	387,505,000	—	50,000,000
Bank of America N.A.	New Term Loan Commitment	50,000,000	—	—	50,000,000
DBS Bank Ltd.	New Term Loan Commitment	35,000,000	—	—	35,000,000
United Overseas Bank Limited	New Term Loan Commitment	35,000,000	—	—	35,000,000
The Bank of Nova Scotia	New Term Loan Commitment	17,500,000	58,125,750	—	25,000,000
Barclays Bank PLC	New Term Loan Commitment	—	193,752,500	—	25,000,000
Goldman Sachs Bank USA	New Term Loan Commitment	12,500,000	96,876,250	—	25,000,000
BNP Paribas Hong Kong Branch	New Term Loan Commitment	20,000,000	—	—	20,000,000
Citibank, N.A., Hong Kong Branch	New Term Loan Commitment	—	155,002,000	—	20,000,000
Total:		300,000,000	3,991,301,500	1,476,781,000	1,000,000,000

3	USD Equivalent is calculated by using Recalculation Exchange Rate as of April 01, 2015: USD/USD: 1.0000, USD/HKD: 7.7501 and USD/MOP: 7.9826.

SCHEDULE B

TO JOINDER AGREEMENT

[ Redacted ]

SCHEDULE C

TO JOINDER AGREEMENT

Reaffirmation of Guaranty

and Amendments to the Foreign Security Agreements

1	Amendment to the Venetian Macau Limited Pledge over Gaming Equipment and Utensils (Portuguese official version and English version for reference only)

2	Amendment to the Venetian Macau Limited Floating Charge

(Portuguese official version and English version for reference only)

3	Amendment to the Venetian Cotai Limited Floating Charge

(Portuguese official version and English version for reference only)

4	Amendment to the Venetian Orient Limited Floating Charge

(Portuguese official version and English version for reference only)

5

Modification of the Venetian Macau Limited and Venetian Cotai Limited Mortgage (Portuguese official version and English version for reference only), including replacement of applicable powers of attorney.

6	Modification of the Venetian Cotai Limited Alternative Mortgage (Portuguese official version and English version for reference only), including replacement of applicable power of attorney.

7	Modification of the Venetian Orient Limited Mortgage (Portuguese official version and English version for reference only), including replacement of applicable power of attorney.

8	Amendment to Venetian Macau Limited Land Security Assignment

(English version only)

9	Amendment to Venetian Cotai Limited Land Security Assignment

(English version only)

10	Amendment to Venetian Orient Limited Land Security Assignment

(English version only)

11	Reaffirmation of the Guaranty by the Guarantors.

31